SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2004

Limited Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810

(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway, Columbus, OH	43216

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 415-7000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On October 26, 2004, Limited Brands, Inc. (the “Company”) announced the completion and settlement of the sale of $500 million 5.25% Notes due 2014. The offering was made under the Company’s shelf-registration statement, which was declared effective in June 2003.

     The description of the press release set forth above is qualified in its entirety by reference to the press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     The following exhibit is filed with this report:

Exhibit Number	Description

99.1	Press Release, dated October 26, 2004, announcing that the Company completed its sale of $500 million 5.25% Notes due 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Limited Brands, Inc.

Date: October 28, 2004	By:	/s/ Timothy J. Faber

		Name:	Timothy J. Faber
		Title:	Vice President of Treasury

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 26, 2004, announcing that the Company completed its sale of $500 million 5.25% Notes due 2014.